Exhibit 99.23.q

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RIVERNORTH FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 22 day of September, 2006.

ATTEST:

RIVERNORTH FUNDS

By: /s/ R. Todd Francisco

By: /s/ Patrick W. Galley

      R. Todd Francisco, Secretary

     Patrick W. Galley, President

STATE OF ILLINOIS

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)

ss:

COUNTY OF COOK

)

Before me, a Notary Public, in and for said county and state, personally appeared Patrick W. Galley, President, and R. Todd Francisco, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of September, 2006.

/s/ Sandra A. Burhans

Notary Public

CERTIFICATE

The undersigned, Secretary of RIVERNORTH FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September 22, 2006, and is in full force and effect:

WHEREAS, RIVERNORTH FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  September 21, 2006

/s/ R. Todd Francisco

R. Todd. Francisco, Secretary

RIVERNORTH FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RIVERNORTH FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of September, 2006.

/s/ Patrick W. Galley

Patrick W. Galley

Trustee, President and Treasurer

STATE OF ILLINOIS

)

)

ss:

COUNTY OF COOK

)

Before me, a Notary Public, in and for said county and state, personally appeared Patrick W. Galley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of September, 2006.

/s/ Sandra A. Burhans

Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RIVERNORTH FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of September, 2006.

/s/ Dennis F. Magulick

Dennis F. Magulick

Trustee

STATE OF ILLINOIS

)

)

ss:

COUNTY OF COOK

)

Before me, a Notary Public, in and for said county and state, personally appeared Dennis F. Magulick, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of September, 2006.

/s/ Sandra A. Burhans

Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RIVERNORTH FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of September, 2006.

/s/ Kevin Hinton

Kevin Hinton

Trustee

STATE OF ILLINOIS

)

)

ss:

COUNTY OF COOK

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Hinton, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of September, 2006.

/s/ Sandra A. Burhans

Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RIVERNORTH FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22 day of September, 2006.

/s/ James G. Kelley

Jim G. Kelley

Trustee

STATE OF ILLINOIS

)

)

ss:

COUNTY OF COOK

)

Before me, a Notary Public, in and for said county and state, personally appeared Jim G. Kelley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of September, 2006.

/s/ Sandra A. Burhans

Notary Public